UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ⌧

Filed by a Party other than the Registrant ◻

Check the appropriate box:
◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

Chase Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
⌧	No fee required.
◻	Fee paid previously with preliminary materials.
◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! CHASE CORPORATION 2023 Annual Meeting Vote by February 6, 2023 11:59 PM ET CHASE CORPORATION 375 UNIVERSITY AVENUE WESTWOOD, MA 02090 D92932-P80624 You invested in CHASE CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on February 7, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to January 24, 2023. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote in Person or Virtually at the Meeting* February 7, 2023 9:30 AM EST Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/CCF2023 and in person at the Courtyard by Marriott Boston Dedham/Westwood Hotel, 64 University Avenue Westwood, MA 02090 *Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares. V1.1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D92933-P80624 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Directors Nominees: 01) Adam P. Chase06) Chad A. McDaniel 02) Peter R. Chase07) Dana Mohler-Faria 03) Mary Claire Chase08) Ellen Rubin 04) Thomas D. DeByle09) Joan Wallace-Benjamin 05) John H. Derby III10) Thomas Wroe, Jr. For 2. Advisory vote on the compensation of our named executive officers. For 3. To ratify the appointment of Grant Thornton LLP as the corporation’s independent registered public accounting firm for the fiscal year ending August 31, 2023. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.